                                                                   EXHIBIT 10.34


                                     LEASE
                                     -----

     THIS LEASE is made on this 8th day of December, 2000, by and between VASONA BUSINESS PARK, (hereinafter called "Lessor") and IDENTIX INCORPORATED, (hereinafter called "Lessee").

     IN CONSIDERATION OF THE MUTUAL PROMISES HEREIN CONTAINED, THE PARTIES AGREE AS FOLLOWS:

     1.  Premises.   Lessor leases to Lessee and Lessee leases from Lessor, upon
     ---------------------------------------------------------------------------
 the terms and conditions herein set forth, those certain premises ("Premises")
 ------------------------------------------------------------------------------
 situated in the Town of Los Gatos, County of Santa Clara, California, as
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 outlined in Exhibit "A" attached and described as:  Approximately 26,000 square
 -------------------------------------------------------------------------------
 feet of that larger 33,020 square foot building located at 100 Cooper Court,
 ----------------------------------------------------------------------------
 until February 1, 2004, and the entire building thereafter.
 -----------------------------------------------------------

     2. Term.  The term of this Lease shall be for seven (7) years commencing on
        ----                                       ---------------
 January 1, 2001, and ending on December 31, 2007, unless sooner terminated
 ------------------------------------------------
 pursuant to any provisions hereof.

     3.  Rent.    Commencing January 1, 2001, Lessee shall pay to Lessor rent
         ----     --------------------------
 for the Premises of One Hundred Seventeen Thousand and no/100ths ($117,000.00)
                     ----------------------------------------------------------
 Dollars per month in lawful money of the United States of America, subject to
 -------
 no adjustment or offset, prior notice or demand, at such place as may be
 --
 designated from time to time by Lessor as follows. One Hundred Seventeen Thousand and no/100 ($117,000) Dollars shall be paid upon execution of the Lease, which sum represents the amount of rent due for the month of January,
                                 --------------------------------------------
 2001.  A deposit of One Hundred Eighty-Seven Thousand Eight Hundred Forty-Four
 -----               ----------------------------------------------------------
 and no/100ths ($187,844.00) Dollars Security Deposit shall be made by Lessee
 -----------------------------------
 and held by the Lessor pursuant to Paragraph 4 of this Lease, and shall also be paid upon execution of the Lease. If Lessee is not in default of any provisions of this Lease, this sum, without interest thereon, shall be applied toward the rent due for the last month of the term of this Lease or the extended term, pursuant to any extension of the initial term in accordance with the provisions of this Lease. One Hundred Seventeen Thousand and no/100ths
                                --------------------------------------------
 ($117,000.00) Dollars shall be paid on February 1, 2001, and in advance of the
 ---------------------                 -----------------
 first (lst) day of each month until April 1, 2001.   Thirty-one Thousand Two
                                                      -----------------------
 Hundred and no/100($31,200) Dollars shall be paid on April 1, 2001, and May 1,
 ------------------------------------------------------------------------------
 2001.  One Hundred Seven Thousand and no/100 ($117,000.00) Dollars shall be
 ------------------------------------------------------------------
 paid on June 1, 2001, and in advance of the first day of the month until December 31, 2001. One Hundred Twenty-One Thousand Six Hundred Eighty and
 -----------------   ------------------------------------------------------
 no/100ths ($121,680.00) Dollars shall be paid on January 1, 2002, and in
 -------------------------------                  ---------------
 advance of the first (1st) day of each month until December 31, 2002.   One
                                                    -----------------    ---
 Hundred Twenty-Six Thousand Five Hundred Forty-Seven and no/100ths
 ------------------------------------------------------------------
 ($126,547.00) Dollars shall be paid on January 1, 2003, and in advance of the
 ---------------------                  ---------------
 first (1st) day of each month until December 31, 2003. One Hundred Thirty-One
                                     -----------------  ----------------------
 Thousand Six Hundred Eight and no/100ths ($131,608.00) Dollars shall be paid on
 --------------------------------------------------------------
 January 1, 2004.
 ---------------

     Beginning February 1, 2004, the rentable square footage shall increase to
     -------------------------------------------------------------------------
 33,020 square feet.  The rent for said 33,020 square feet of space shall be One
 ------------------------------------------------------------------------ ------
 Hundred Sixty-Seven Thousand Eighty-One and 20/100ths ($167,081.20) Dollars
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 payable on February 1, 2004, and in advance of the first (1st) day of each
            -----------------
 month until December 31, 2004, providing Scansoft vacates the space to allow
             ----------------------------------------------------------------
 expansion.  If Scansoft does not vacate at this time, the rent shall be
 -----------------------------------------------------------------------
 calculated on the twenty-six thousand feet until the space is available.  One
 -----------------------------------------------------------------------------
 Hundred Seventy-Three Thousand Six Hundred Eighty-Five and 20/100ths
 --------------------------------------------------------------------
 ($173,685.20) Dollars shall be paid on January 1, 2005, and in advance of the
 ---------------------                  ---------------
 first (1st) day of each month until December 31, 2005.  One Hundred Eighty
                                     --------------------------------------
 Thousand Six Hundred Nineteen and 40/100ths ($180,619.40) Dollars shall be paid
 ------------------------------------------------------------------
 on January 1, 2006, and in advance of the first (1st) day of each month until
    ---------------
 December 31, 2006.  One Hundred Eighty-Seven Thousand Eight Hundred Forty-Four
 ------------------------------------------------------------------------------
 and no/100ths ($187,844.00)Dollars shall be paid on January 1, 2007, and in
 ----------------------------------                  ---------------
 advance of the first (1st) day of each month until December 31, 2007.
                                                    -----------------

     Rent for any period during the term hereof which is for less than one (1) full month shall be a pro-rata portion of the monthly rent payment. Lessee acknowledges that late payment by Lessee to Lessor of rent or any other payment due Lessor will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any encumbrances and note secured by any encumbrance covering the Premises. Therefore, if any installment of rent or other payment due from Lessee is not received by Lessor within five (5) days following the date it is due and payable, Lessee shall pay to Lessor an additional sum of five (5%) percent of the overdue amount as a
 late charge.   The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge shall not constitute a waiver of Lessee's default with respect to the overdue amount, nor prevent Lessor from exercising any of the other rights and remedies available to Lessor.

     If for any reason whatsoever, Lessor cannot deliver possession of the Premises on the commencement date set forth in Paragraph 2 above, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom; but in such event, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee and the commencement and termination dates of this Lease shall be revised to conform to the date of Lessor's delivery of possession. In the event that Lessor shall permit Lessee to occupy the Premises prior to the commencement date of this term, such occupancy shall be subject to all of the provisions of this Lease, including the obligation to pay rent at the same monthly rate as that prescribed for the first month of the Lease term.

     4.  Security Deposit.  Lessor acknowledges that Lessee has deposited with
         ----------------
 Lessor a Security Deposit in the sum of One Hundred Eighty-Seven Thousand Eight
                                         ---------------------------------------
 Hundred Forty-Four and no/100ths ($187,844.00) Dollars to secure the full and
 ------------------------------------------------------
 faithful performance by Lessee of each term, covenant, and condition of this Lease. If Lessee shall at any time fail to make any payment or fail to keep or perform any term, covenant, or condition on its part to be made or performed or kept under this Lease, Lessor may, but shall not be obligated to and without waiving or releasing Lessee from any obligation under this Lease, use, apply, or retain the whole or any part of said Security Deposit (a) to the extent of any sum due to Lessor; or (b) to make any required payment on Lessee's behalf; or (c) to compensate Lessor for any loss, damage, attorneys' fees or expense sustained by Lessor due to Lessee's default. In such event, Lessee shall within five (5) days of written demand by Lessor, remit to Lessor sufficient funds to restore the Security Deposit to its original sum. No interest shall accrue on the Security Deposit. Should Lessee comply with all the terms, covenants and conditions of this Lease and at the end of the term of this Lease leave the Premises in the condition required by this Lease, then said Security Deposit or any balance thereof, less any sums owing to Lessor, shall be returned to Lessee within fifteen (15) days after the termination of this Lease and vacancy of the Premises by Lessee. Lessor can maintain the Security Deposit separate and apart from Lessor's general funds, or can commingle the Security Deposit with Lessor's general and other funds.

     5.  Use of the Premises.  The Premises shall be used exclusively for the
         -------------------
 purpose of office and administration, research and development, light test and
            -------------------------------------------------------------------
 manufacturing, prototype assembly or other legally related uses.
 ---------------------------------------------------------------

     Lessee shall not use, or permit the Premises, or any part thereof, to be used, for any purpose or purposes other than the purpose for which the Premises are hereby leased; and no use shall be made or permitted to be made of the Premises, nor acts done, which will increase the existing rate of insurance upon the building in which the Premises are located, or cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell, or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall not commit, or suffer to be committed, any waste upon the Premises, or any public or private nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the Premises are located; nor, without limiting the generality of the foregoing, shall Lessee allow the premises to be used for any improper, unlawful or objectionable purpose.

     6.  Hazardous Materials.  (See Addendum).
         -------------------

     7.  Improvements.  Lessee accepts the Premises in "as is" condition.  Any
         ------------
 improvement work to be done shall be paid for by Lessee. Before constructing any improvements, Lessee shall obtain all necessary permits from the appropriate governmental authorities.

     8.  Taxes and Assessments.
         ---------------------

               A. Lessee shall pay before delinquency any and all taxes, assessments, license fees, public charges levied, assessed or imposed upon or against Lessee's fixtures, equipment, furnishings, appliances and personal property installed or located on or within the Premises. Lessee shall cause said fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement from Lessor setting forth the tax applicable to Lessee's property.

               B. All property taxes or assessments levied or assessed or hereafter levied or assessed, by any governmental authority, against the Premises or any portion of such taxes or assessments, which becomes due or accrued during the term of this Lease, shall be paid by Lessor. Lessee shall reimburse Lessor for Lessee's proportionate share of such taxes or assessments within ten (10) days of receipt of Lessor's invoice demanding such payment. Lessee's liability hereunder shall be prorated to reflect the commencement and termination dates of this Lease.

     9.  Insurance.
         ---------

               A.  Indemnity.  Lessee agrees to indemnify and defend Lessor
                   ---------
 against and hold Lessor harmless from any and all demands, claims, causes of action, judgments, obligations, liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorney's fees) on account of, or arising out of the Lessee's use or occupancy of the Premises, except to the extent caused by Lessor's gross negligence of
                  -----------------------------------------------------------
 willful misconduct. This Lease is made on the express condition that Lessor
 ------------------
 shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause, in any way connected with the Lessee's use or occupancy of the Premises, specifically including, without limitation, any liability for injury to the person or property of Lessee, its agents, officers, employees, licensees and invitees.

               B.  Liability Insurance.  Lessee shall, at the Lessee's expense,
                   -------------------
 obtain and keep in force during the term of this Lease, a policy of commercial general liability insurance insuring Lessor and Lessee, with cross-liability endorsements, against any liability arising out of the condition, use or occupancy of the Premises and Lessee's use of all areas appurtenant thereto, including parking areas. Such insurance shall be in an amount satisfactory to Lessor of not less than $3,000,000 Combined Single Limit for bodily injury or death and Property Damage per occurrence and annual policy aggregate. The insurance shall be with companies approved by Lessor, which approval Lessor agrees not to unreasonably withhold. Lessee shall deliver to Lessor prior to possession, a certificate of insurance evidencing the existence of the policy required hereunder, and such certificate shall certify that the policy (1) names Lessor as an additional insured, (2) shall not be canceled without thirty
 (30) days prior written notice to Lessor, (3) insures performance of the indemnity set forth in Sub-paragraph (A) above, subject to standard exclusions and (4) the coverage is primary and any coverage by Lessor is in excess thereto.

               C.  Property Insurance.  Lessor shall obtain and keep in force
                   ------------------
 during the term of this Lease, a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, providing protection against those perils included within the classification covering Direct Risk of physical loss with endorsement covering Special Form perils insurance, plus a policy of rental income insurance in the amount of 100% of the twelve (12) months rent (including sums payable as Additional
 Rent), and, at Lessor's option, earthquake insurance after June 1, 2005, if
        ----------------------------------------------------------------  --
 required by Lender or other applicable law.  Lessee shall have no interest in
 ------------------------------------------
 nor any right to the proceeds of any insurance procured by Lessor on the Premises. Lessee shall, within twenty (20) days after receipt of billing, pay to Lessor as additional rent, the full cost of such insurance procured and maintained by Lessor. Lessee acknowledges that such insurance procured by Lessor shall contain a deductible which reduces Lessee's cost for such insurance and, in the event of loss or damage, Lessee shall be required to pay to Lessor the amount of such deductible which is presently Five Thousand and
                                        --------- ---------------------------
 no/100ths ($5,000.00) Dollars.
 -----------------------------

               D.  Release of Lessor.  Lessee acknowledges that the insurance to
                   -----------------
 be maintained by Lessor on the Premises pursuant to Sub-paragraph C above will not insure any of Lessee's property. Accordingly, Lessee, at Lessee's own expense, shall maintain in full force and effect on all its fixtures, equipment, leasehold improvements and personal property in the Premises, a policy covering Direct Risk of physical loss with endorsement covering Special Form perils insurance to the extent of at least ninety (90%) percent of their insurable value. Lessee hereby releases Lessor, and its partners, officers, agents, employees, and servants, from any and all claims, demands, loss, expense or injury to the Premises or to the furnishings, fixtures, equipment, inventory or other personal property of Lessee in, about, or upon the Premises which is caused by perils, events or happenings which are covered by insurance required by this Lease or which are the subject of insurance carried by Lessee and in force at the time of such loss. Lessee shall procure an appropriate clause in, or an endorsement to, all policies required by this Lease, or any other insurance policy maintained by Lessee with respect to the Premises or Lessee's occupancy thereof, pursuant to which the insurance company or companies waive subrogation or consent to a wavier of a right of recovery against Lessor.

               E.  Mutual Waiver of Subrogation.  Lessee and Lessor hereby
                   ----------------------------
 mutually waive their respective rights for recovery against each other for any loss of or damage to the property of either party, where such loss or damage is insured by any insurance policy required to be maintained by this Lease or otherwise in force at the time of such loss or damage. Each party shall obtain any special endorsements, if required by the insurer, whereby the insurer waives its right of recovery against the other party hereto. The provisions of this Sub-paragraph E shall not apply in those instances in which waiver of subrogation would cause either party's insurance coverage to be voided or otherwise made uncollectible.

     10.  Utilities.  Lessee shall pay for all water, gas, light, heat, power,
          ---------
 electricity, telephone, trash pick-up, sewer charges, and all other services supplied to or consumed on the Premises, and all taxes and surcharges thereon. In the event that any of the utility services are not separately metered to the Premises, the cost of such utility service shall be an Outside Area Charge and Lessee shall pay its share of such cost to Lessor as provided in Paragraph 12 below. In addition, the cost of any utility services supplied to the Outside Area shall be an Outside Area Charge and Lessee shall pay its share of such cost to Lessor as provided in Paragraph 12 below. Lessee and adjacent Lessee,
                                                    ---------------------------
 ScanSoft, Inc. agree to share HVAC and utility expense, as set forth in the
 ----------------------------------------------------------------------------
 Maintenance and Service Agreement between Lessee and ScanSoft dated the date
 ----------------------------------------------------------------------------
 first above written. After Febriuary 1, 2004, Lessee shall pay one hundred
 ----------------------------------------------------------------------------
 (100%) percent of all outside area charges. Lessee agrees to pay all of the
 ----------------------------------------------------------------------------
 cost of maintaining it's own HVAC units.
 ----------------------------------------

     11.  Repairs and Maintenance.
          -----------------------

               A. Subject to provisions of Paragraph 16, Lessor shall keep and maintain the roof, paving, structural elements, landscaping, irrigation, the exterior walls of the building in which the Premises are located and all common areas in good order and repair. Lessee shall not be responsible for building
                               -----------------------------------------------
 foundations, exterior wall structure or roof structure.  Lessee shall be
 ------------------------------------------------------------------------
 responsible for the roof membrane and painting of exterior walls. Lessee shall
 -----------------------------------------------------------------
 reimburse Lessor for its proportionate share of said expense within ten (10) days of Lessee's receipt of Lessor's invoice demanding payment. If, however, any repairs or maintenance are required because of an act or omission of Lessee, or its agents, employees, or authorized representatives, Lessee shall pay to Lessor upon demand 100% of the costs of such repair or maintenance.

               B. Except as expressly provided in Sub-paragraph (A) above, Lessee shall at its sole cost, keep and maintain the entire Premises and every part thereof, including, without limitation, the windows, window frames, plate glass, glazing, truck doors, doors, all door hardware, interior of the Premises, interior walls and partitions, and the electrical, plumbing, heating and air-conditioning systems in good and sanitary order, condition and repair.

               Lessee shall, at all times during the Lease term, have in effect a service contract for the maintenance of the heating, ventilating and air-conditioning (HVAC) equipment with a HVAC repair and maintenance contractor approved by Lessor which provides for periodic inspection and servicing at least once every three (3) months during the term hereof and shall provide Lessor with a copy of such contract and all periodic service reports.

               Should Lessee fail to maintain the Premises or make repairs required of Lessee hereunder forthwith upon notice from Lessor, Lessor, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make the same, and in that event, Lessee shall reimburse Lessor as additional rent for the reasonable cost of such maintenance or repairs on the next date upon which rent becomes due.

               Lessee hereby expressly waives the provisions of Sub-section 1 of
 Section 1932, and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Lessor, as provided in Section 1942 of said Civil Code.

     12.  Outside Area . Subject to the terms and conditions of this Lease and
          -------------
 such rules and regulations as Lessor may from time to time prescribe. (There
                                                                        ------
 are no rules and regulations at the time of signing this Lease).  Lessee and
 --------------------------------------------------------------
 Lessee's employees, invitees and customers shall, in common with other occupants of the parcel on which the Premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas and facilities provided and designated by Lessor for the general use and convenience of the occupants of the parcel on which the Premises are located, which areas and facilities are referred to herein as "Outside Area". This right shall terminate upon the termination of this Lease. Lessor reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Outside Area. Lessor further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Outside Area, and any part or parts thereof, as Lessor may deem appropriate for the best interest of the occupants of the parcel. The rules and regulations shall be binding upon Lessee upon delivery of a copy of them to Lessee, and Lessee shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Lessor from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Lessee, provided such regulation does not interfere with Lessee's quiet enjoyment or substantially
                                                             ----------------
 reduce the benefits to Lessee under this Lease.
 ----------------------------------------------

          Lessee shall have the non-exclusive use of Lessee's pro-rata share of
          ---------------------------------------------------------------------
 parking spaces which number one hundred twenty (120) our total as of November
 -----------------------------------------------------------------------------
 30, 2000,  in the Outside Area as designated from time to time by Lessor,
 -------------------------------------------------------------------------
 provided, however changes made by Lessor to the parking areas shall not
 -----------------------------------------------------------------------
 materially affect parking available to Lessee.  Lessee shall not at any time
 ----------------------------------------------
 park or permit the parking of Lessee's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to the loading areas so as to interfere in any way with the use of such areas, nor shall Lessee at any time park or permit the parking of Lessee's vehicles or trucks, or the vehicles or trucks of Lessee's suppliers or others, in any portion of the Outside Area not designated by Lessor for such use by Lessee. Lessee shall not abandon any inoperative vehicles or equipment on any portion of the Outside Area.

          Lessor shall operate, manage, maintain and repair the Outside Area in good order, condition and repair. The manner in which the Outside Area shall be maintained and the expenditures for such maintenance shall be at the discretion of the Lessor. The cost of such repair, maintenance, operation and management, including without limitation, maintenance and repair of landscaping, irrigation systems, paving, sidewalks, fences and lighting, shall be an Outside Area Charge and Lessee shall pay to Lessor its share of such costs as provided in Paragraph 12 below.

     13.  Outside Area Charges.  Lessee shall pay to Lessor, as additional rent,
          --------------------
 upon demand but not more often than once each calendar month, an amount equal to seventy-eight and 74/100ths (78.74%) percent of the Outside Area Charges as defined in this Lease. The Outside Area Charges shall be documented by Lessor.

     14.  Alterations and Additions.  Lessee shall not make, or suffer to be
         --------------------------
 made, any alterations, improvements, or additions in, on or about, or to the Premises or any part thereof, without the prior written consent of Lessor, and without a valid building permit issued by the appropriate governmental authority. Lessor retains, at his sole option, the right to perform all repairs, alterations, improvements or additions in, or about, or to said Premises or any part thereof. As a condition to giving such consent, Lessor may require that Lessee agree to remove any such alterations, improvements or additions at the termination of this Lease, and to restore the Premises to their prior condition. Any alteration, addition, or improvement to the Premises, except movable furniture and trade fixtures not affixed to the Premises, shall become the property of the Lessor upon installation, and shall remain upon and be surrendered with the Premises at the termination of this Lease. Lessor can elect, however, within thirty (30) days before expiration of the term to require Lessee to remove any alterations, additions or improvements that Lessee has made to the Premises. If Lessor so elects, Lessee shall restore the Premises to the condition designated by Lessor in its election, before the last day of the term, or within thirty (30) days after notice of election is given, whichever is later. Alterations and additions, which are not to be deemed as trade fixtures include heating, lighting, electrical systems, air-conditioning, partitioning, electrical signs, carpeting or any other installation which has become an intregal part of the Premises. In the event Lessor consents to Lessee's making any alterations, improvements or additions, Lessee shall notify Lessor in writing at least fifteen (15) days prior to commencing work and Lessee shall be responsible for the timely posting of notices of non-responsibility on Lessor's behalf, providing that Lessor shall be responsible for executing and recording said notices and delivering the same to Lessee for posting, which shall remain posted until completion of the alterations, additions, or improvements. Lessee's failure to notify Lessor within the time period provided in the preceding sentence shall be a breach of this Lease.

          If, during the term hereof, any alteration, change or addition of any sort through all or any portion of the Premises or of the building of which the Premises form a part, is required by law, regulation, ordinance or order of any public agency, Lessee, at its sole cost and expense, shall promptly make the same.

     15.  Acceptance of the Premises and Covenant to Surrender.  By entry and
          ----------------------------------------------------
 taking possession of Premises to this Lease, Lessee accepts the Premises as being in good and sanitary order, condition and repair and accepts Premises in their condition existing as of date of such entry and Lessee further accepts any tenant improvements to be constructed by Lessor, if any as being completed in accordance with plans and specifications for such improvements.

          Subject to Paragraphs 16 and 17, Lessee agrees on the last day of the term hereof, or on sooner termination of this Lease, to surrender the Premises together with all alterations, additions and improvements which may have been made in, to or on the Premises by Lessor or Lessee, unto Lessor in good and sanitary order, condition and repair, excepting for such wear and tear as would be normal for the period of Lessee's occupancy. Lessee, on or before the end of term or sooner termination of this Lease, shall remove all personal property and trade fixtures from the Premises, and all property not so removed shall be deemed to be abandoned by Lessee. Lessee further agrees that at the end of the term or sooner termination of this Lease, Lessee, at its sole expense shall have the carpets steam cleaned, the walls and columns painted, the floors waxed, any damaged ceiling tiles replaced, the windows cleaned, the drapes cleaned and any damaged doors replaced.

          If the Premises are not surrendered at the end of the term or sooner termination of this Lease, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay.

     16.  Default.  In the event of any default under the terms of this Lease by
          -------
 Lessee, which remains uncured after written notice to Lessee (which may include any notice required by law), or an abandonment of the Premises by the Lessee, the Lessor has the option of: (1) removing all persons and property from the Premises and repossessing the Premises, in which case any of the Lessee's property which Lessor removes from the Premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of Lessor or, (2) allowing the Lessee to remain in full possession and control of the Premises. If the Lessor chooses to repossess the Premises, the Lease will automatically terminate in accordance with the provisions of California Civil Code Section 1951.2. In the event of such termination of the Lease, Lessor may recover from the Lessee: (1) the worth at the time of award of unpaid rent which had been earned at the time of termination, including interest at the maximum rate an individual is permitted by law to charge; (2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided, including interest at the maximum rate an individual is permitted by law to charge; (3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (4) any other amount necessary to compensate the Lessor for all the detriment proximately caused by the Lessee's failure to perform his obligations under the Lease or which, in the ordinary course of things, would be likely to result therefrom. "The worth at the time of the award", as used in (1) and (2) of this paragraph is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. "The worth at the time of the award", as referred to in (3) of this paragraph is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one (1%) percent.

          If Lessor chooses not to repossess the Premises, but allows the Lessee to remain in full possession and control of the Premises, then in accordance with provisions of California Civil Code Section 1951.4, the Lessor may treat the Lease as being in full force and effect, and may collect from the Lessee all rents as they become due through the termination date of the Lease, as specified in the Lease. For the purpose of this paragraph, the following do not constitute a termination of Lessee's right to possession:

          a) Acts of maintenance or preservation, or efforts to relet the property.

          b) The appointment of a receiver on the initiative of the Lessor to protect his interest under this Lease.

          Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the Premises, including, without limitation, brokers' commissions, expense of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Lessee shall pay to Lessor the rent due under this Lease on the dates the rent is due, less the rent the Lessor receives from any reletting. No act by Lessor allowed by this Section shall terminate this Lease unless Lessor notifies Lessee that Lessor elects to terminate this Lease.
 After Lessee's default, and for as long as Lessor does not terminate Lessee's right to possession of the Premises, if Lessee obtains Lessor's consent, Lessee shall have the right to assign or sublet its interest in this Lease, but Lessee shall not be released from liability. Lessor's consent to proposed assignment or subletting shall not be unreasonably withheld.

          If Lessor elects to relet the Premises as provided in this Paragraph, rent that Lessor receives from reletting shall be applied to the payment of

               First, any indebtedness from Lessee to Lessor other than rent due from Lessee;

               Second, all costs, including for maintenance, reasonably incurred by Lessor in reletting;

               Third, rent due and unpaid under this Lease. After deducting payment referred to in this Paragraph, any sum remaining from rent Lessor receives from reletting shall be applied in payment of future rent as rent becomes due under this Lease. If on the date rent is due under this Lease, the rent received from reletting is less than the rent due on that date, Lessee shall pay to Lessor, in addition to remaining rent due, all costs, including for maintenance, Lessor incurred in reletting that remain after applying rent received from the reletting, as provided in this paragraph.

          Lessor at any time after Lessee commits a default can cure the default at Lessee's cost. If Lessor at any time, by reason of Lessee's default, pays any sum or does any act that requires the payment of any sum, the reasonable sum paid by Lessor shall be due immediately from Lessee to Lessor at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Lessor until Lessor is reimbursed by Lessee. The sum, together with interest on it, shall be additional rent.

     17.  Damage or Destruction.
          ---------------------

            (a)  Uninsured Minor Casualty.  In the event that any portion of the
                 ------------------------
 Premises are destroyed or damaged by an uninsured peril, Lessor or Lessee may, upon written notice to the other, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease; provided, however, that either party may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration at such party's sole cost and expense, in which event this Lease shall remain in full force and effect, and the party having made such election to restore or repair shall thereafter diligently proceed with such repairs and/or restoration.

            (b)  Insured Major Casualty.  In the event the Premises are damaged
                 ----------------------
 or destroyed from any insured peril to the extent of thirty-three (33%) percent or more of the then replacement cost of the Premises Lessor may, upon written notice to Lessee, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease. If Lessor does not give such notice in writing within such period, Lessor shall be deemed to have elected to rebuild or restore the Premises, in which event Lessor shall, at its expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Lessee shall pay to Lessor upon commencement of reconstruction the amount of any deductible from the insurance policy.

            (c)  Insured Minor Casualty.  In the event the Premises are damaged
                 -----------------------
 or destroyed from any insured peril to the extent of less than thirty-three (33%) percent of the then replacement cost of the Premises, Lessor shall, at Lessor's expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Lessee shall pay to Lessor upon commencement of reconstruction the amount of any deductible from the insurance policy.

            In the event that, pursuant to the foregoing provisions, Lessor is to rebuild or restore the Premises, Lessor shall, within thirty (30) days after the occurrence of such damage or destruction, provide Lessee with written notice of the time required for such repair or restoration. If such period is longer than two hundred seventy (270) days from the issuance of a building permit, Lessee may, within thirty (30) days of receipt of Lessor's notice, elect to terminate the Lease by giving written notice to Lessor of such election, whereupon the Lease shall immediately terminate. The period of time for Lessor to complete the repair or restoration shall be extended for delays caused by the fault or neglect of Lessee or because of acts of God, acts of stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of contractors or subcontractors due to such causes or other contingencies beyond the control of Lessor. Lessor's obligation to repair or restore the Premises shall not include restoration of Lessee's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Lessee to the Premises.

          Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect; provided, however, that during any period of repairs or restoration, rent and all other amounts to be paid by Lessee on account of the Premises and this Lease shall be abated in proportion to the area of the Premises rendered not reasonably suitable for the conduct of Lessee's business thereon. Lessee hereby expressly waives the provisions of
Section 1932, Subdivision 2 and Section 1933, Subdivision 4 of the California Civil Code.

     18.  Condemnation.  If any part of the Premises shall be taken for any
          ------------
public or quasi-public use, under any statute or by right of eminent domain, or private purchase in lieu thereof, and a part thereof remains, which is susceptible of occupation and use hereunder, this Lease, shall, as to the part so taken, terminate as of the date title shall vest in the condemner or purchase, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking. Lessor and Lessee shall have the option to terminate this Lease in the event that such taking causes a reduction in rent payable hereunder by fifty (50%) percent or more. If all of the Premises or such part thereof be taken so that there does not remain a portion susceptible for occupation and use hereunder, as reasonably necessary for Lessee's conduct of its business as contemplated in this Lease, this Lease shall thereupon terminate. If a part or all of the Premises be taken, all compensation awarded upon such taking shall go to the Lessor, and the Lessee shall have no claim thereto and the Lessee hereby irrevocably assigns and transfers to the Lessor any right to compensation or damages to which the Lessee may become entitled during the term hereof by reason of the purchase or condemnation of all or a part of the Premises.

          If this Lease is terminated by either Lessor or Lessee pursuant to this Paragraph 18, Lessor shall receive (and Lessee shall assign to Lessor upon demand from Lessor) any and all income, rent, award or interest thereon which may be paid or owed in connection with the exercise of such power of eminent domain or conveyance in lieu thereof and Lessee shall have no claim against Lessor except that Lessee shall have the right to recover its share of any award or consideration for (a) moving expenses; (b) loss or damage to Lessee's trade fixtures, furnishings, equipment and other personal property; and (c) business goodwill.

     19.  Free from Liens.  Lessee shall (1) pay for all labor and services
          ---------------
performed and for materials used by or furnished to Lessee, or any contractor employed by Lessee with respect to the Premises, and (2) indemnify, defend and hold Lessor and the Premises harmless and free from any liens, claims, demands, encumbrances or judgments created or suffered by reason of any labor or services performed for materials used by or furnished to Lessee or any contractor employed by Lessee with respect to the Premises and (3) give notice to Lessor in writing five (5) days prior to employing any laborer or contractor to perform services related, or receiving materials for use upon the Premises, and (4) shall post, on behalf of Lessor, a notice of non-responsibility in accordance with the statutory requirements of California Civil Code Section 3094, or any amendment thereof, provided that Lessor shall be responsible for executing and recording such notices. In the event an improvement bond with a public agency in connection with the above is required to be posted, Lessee agrees to include Lessor as an additional obligee.

     20.  Compliance with Laws.  Subject to the provisions of Paragraph 13
          --------------------
above, Lessee shall, at its own cost, comply with and observe all requirements of all municipal, county, state and federal authority now in force, or which may hereafter be in force, pertaining to the use and occupancy of the Premises.

     21.  Subordination.  Lessee agrees that this Lease shall, at the option of
          -------------
Lessor, be subjected and subordinated to any mortgage, deed of trust, or other instrument of security, which has been or shall be placed and this subordination is hereby made effective without any further act of Lessee or Lessor. The Lessee shall, at any time hereinafter, on demand, execute any instruments, releases or other documents that may be required by any mortgage, mortgagor, or trustor or beneficiary under any deed of trust or other instrument of security. If Lessee fails to execute and deliver any such documents or instruments, Lessee irrevocably constitutes and appoints Lessor as Lessee's special attorney-in-fact to execute and deliver any such documents or instruments.

          However, the provisions of this Paragraph 21 shall not be effective with respect to the interest of any successor to Lessor unless and until such successor shall have delivered to Lessee a written non-disturbance agreement for the benefit of Lessee, to the effect that this Lease shall not be terminated in the event of any default under any ground lease or underlying lease or any foreclosure or sale pursuant to the terms of any mortgage or deed of trust, so long as Lessee is not in default (after the expiration of all applicable cure periods) under the terms of this Lease, and Lessee agrees to attorn to and become the Lessee of Lessor's successor. In addition, Lessor shall use its best efforts to obtain such a written non-disturbance agreement from all existing lienholders having an interest in the Premises. So long as Lessee pays all rentals required hereunder and observes and performs all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire Lease term, subject to all the provisions of this Lease.

     22.  Abandonment.  Lessee shall not vacate nor abandon the Premises at any
          -----------
time during the term. If Lessee shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned at the option of Lessor, except such property as may be mortgaged to Lessor; provided, however, that Lessee shall not be deemed to have abandoned or vacated the Premises so long as Lessee continues to pay all rents as and when due and otherwise pursuant to terms and conditions of the Lease.

     23.  Assignment and Subletting.  Lessee's interest in this Lease is not
          -------------------------
assignable by operation of law or otherwise nor shall Lessee have the right to sublet the Premises, transfer any interest of Lessee's therein or permit any use of the Premises by another party, without prior written consent of Lessor to such assignment, subletting or transfer of use, which consent shall not be unreasonably withheld or delayed.
             --------------------

          If Lessee is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner(s) owning fifty (50%) percent or more of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment.

          If Lessee consists of more than one person, a purported assignment, voluntary, involuntary or by operation of law, from one person to the other or from a majority of persons to the others, shall be deemed a voluntary assignment.

          If Lessee is a corporation, any dissolution, merger, consolidation, or other reorganization of Lessee, or the sale or other transfer of a controlling percentage of capital stock of Lessee, or sale of at least fifty-one (51%) percent of the value of assets of Lessee, shall be deemed a voluntary assignment. The phrase, "controlling percentage" means ownership of and right to vote, stock possessing at least fifty-one (51%) percent of the total combined voting power of all classes of Lessee's capital stock issued, outstanding, and entitled to vote for election of directors. This Paragraph shall not apply to corporations the stock of which is traded through an exchange or over the counter.

          Lessor's prior consent shall not be required for any assignment, sublease or other transfer of Lessee's interest in the Premises or this to any corporation with which Lessee may merge or consolidate or become affiliated as a parent, subsidiary, holding company or otherwise, or to an entity in which Lessee has a controlling interest, provided that any such transfer shall not result in Lessee's being released or discharged from any liability under this Lease and such assignee, sublessee or transferee shall, prior to taking possession of the Premises, deliver to Lessor written notice of the transfer and its terms, covenants, conditions and provisions of the Lease, including without limitation the provisions regarding the use of the Premises.

          In the event of any such subletting or transfer which is consented to, or not consented to, by Lessor, a sublessee agrees to pay monies or other consideration, less any real estate broker's commissions, whether by increased
               -----------------------------------------
rent or otherwise, in excess of or in addition to those provided for herein, then all such excess or additional monies or other consideration shall be paid solely to Lessor, and this shall be one of the conditions to obtaining Lessor's consent.

          Lessee immediately and irrevocably assigns to Lessor, as security for Lessee's obligations under this Lease, all rent from any subletting of all or part of the Premises as permitted by this Lease, and Lessor, as assignee and as attorney-in-fact for Lessee, or a receiver for Lessee appointed on Lessor's application, may collect such rent and apply it toward Lessee's obligations under this Lease; except that until the occurrence of an act of default by the Lessee, Lessee shall have the right to collect such rent.

          A consent to or assignment, subletting, occupation or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another party. Any assignment or subletting without such consent shall be void and shall at the option of Lessor, terminate this Lease. Lessor's waiver or consent to any assignment or subletting hereunder shall not relieve Lessee from any obligation under this Lease unless the consent shall so provide. If Lessee requests Lessor to consent to a proposed assignment or subletting, Lessee shall pay to Lessor, whether or not consent is ultimately given, Lessor's reasonable attorney's fees incurred in conjunction with each such request. Lessor shall be given the right to terminate the Lease in lieu of consenting to any Sublease.

     24.  Parking Charges.  Lessee agrees to pay upon demand, based on its
          ---------------
percent of occupancy of the entire building, its pro-rata share of any parking charge, surcharges, or any other cost hereafter levied or assessed by local, state or federal governmental agencies in connection with the use of parking facilities serving the Premises including without limitation, parking surcharges imposed by or under authority of the Federal Environmental Protection Agency.

     25.  Insolvency on Bankruptcy.  Either (a) the appointment of a receiver to
          ------------------------
take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this Lease. Upon the happening of any such event, this Lease shall terminate ten (10) days after written notice of termination from Lessor to Lessee. This section is to be applied consistent with applicable state and federal law in effect at the time such event occurs.

          Any action referred to above which is suffered involuntarily by Lessee shall not constitute an unauthorized assignment or transfer or a breach of this Lease by Lessee if Lessee shall successfully dismiss any action or proceeding in connection therewith within sixty (60) days of the filing thereof. In such event, Lessor shall not be entitled to exercise its remedies described in said Section until the expiration of such sixty (60)-day period, provided that Lessee shall diligently pursue such dismissal.

     26.  Lessor Loan or Sale.  Lessee agrees promptly following request by
          -------------------
Lessor to (a) execute and deliver to Lessor any documents including estoppel certificates presented to Lessee by Lessor, (i) certifying that this Lease is unmodified and in full force and effect, or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, and (iii) evidencing the status of the Lease as may be required by either a lender making a loan to Lessor, to be secured by deed of trust or mortgage covering the Premises, or a purchaser of the Premises from Lessor and (b) if requested by any bona fide lender of Lessor or purchaser of the Premises, to deliver to Lessor current financial statements of Lessee, including a balance sheet and profit and loss statement for the current fiscal year and the two (2) immediately prior fiscal years, all prepared in accordance with generally accepted accounting principles consistently applied. Lessee's failure to deliver an estoppel certificate within ten (10) days following such request shall constitute a default under this Lease and shall be conclusive upon Lessee that this Lease is in full force and effect and has not been modified except as may be represented by Lessor. If Lessee fails to deliver the estoppel certificate within ten (10) days, Lessee irrevocably constitutes and appoints Lessor as its special attorney-in-fact to execute and deliver the certificate to any third party.

     27.  Surrender of Lease.  The voluntary or other surrender of this Lease by
          ------------------
Lessee, or a mutual cancellation thereof, shall not work a merger nor relieve Lessee of any of Lessee's obligations under this Lease, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such subleases or subtenancies.

     28.  Attorneys' Fees.  If for any reason, any suit be initiated to enforce
          ---------------
any provisions of this Lease, the prevailing party shall be entitled to legal costs, expert witness expenses and reasonable attorneys' fees as fixed by the court.

     29.  Notices.  All notices to be given to Lessee may be given in writing
          -------
personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the said Premises. Any notice or document required or permitted by this Lease to be given Lessor shall be addressed to Lessor at the address set forth below, or at such other address as it may have theretofore specified by notice delivered in accordance herewith:

     LESSOR:   VASONA BUSINESS PARK
               718 University Avenue, Suite #217
               Los Gatos, CA 95032

     LESSEE:   IDENTIX INCORPORATED
               100 Cooper Court
               Los Gatos, CA 95032

     30.  Transfer of Security.  If any security be given by Lessee to secure
          --------------------
the faithful performance of all or any of the covenants of this Lease on the part of Lessee, Lessor may transfer and/or deliver the security, as such, to the purchaser of the reversion in the event that the reversion be sold, and thereupon Lessor shall be discharged from any further liability in reference thereto, upon the assumption by such transferee of Lessor's obligations under this Lease.

     31.  Waiver.  The waiver by Lessor or Lessee of any breach of any term,
          ------
covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     32.  Holding Over.  Any holding over after the expiration of the term or
          ------------
any extension thereof, with the consent of Lessor, shall be construed to be a tenancy from month-to-month, at a rental of one and one-half times the previous month's rental rate per month, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

     33.  Limitation on Lessor's Liability.  If Lessor is in default of this
          --------------------------------
Lease, and as a consequence Lessee recovers a money judgment against Lessor, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Lessor in the Premises, or in the building, other improvements and land of which the Premises are part, and out of rent or other income from such real property receivable by Lessor or out of the consideration received by Lessor from the sale or other disposition of all or any part of Lessor's right, title and interest in the Premises or in the building, other improvement and land of which the Premises are part. Neither Lessor nor any of the partners comprising the partnership designated as Lessor shall be personally liable for any deficiency.

     34.  Miscellaneous.
          -------------

          a) Time is of the essence of this Lease, and of each and all of its provisions.

          b) The term "Building" shall mean the building in which the Premises are situated.

          c) If the Building is leased to more than one tenant, then each such tenant, its agents, officers, employees and invitees, shall have the non-exclusive right (in conjunction with the use of the part of the building leased to such tenant) to make reasonable use of any driveways, sidewalks and parking areas located on the parcel of land on which the Building is situated, except such parking areas as may from time to time be leased for exclusive use by other tenant(s).

          d) Lessee's such reasonable use of parking areas shall not exceed that percent of the total parking areas which is equal to the ratio which floor space of the Premises bears to floor space of the Building.

          e)   The term "assign" shall include the "transfer".

          f) The invalidity or unenforceability of any provision of this Lease shall not affect the validity or enforceability of the remainder of this Lease.

          g) All parties hereto have equally participated in the preparation of this Lease.

          h) The headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

          i) Lessor has made no representation(s) whatsoever to Lessee (express or implied) except as may be expressly stated in writing, signed by all of the parties hereto or their respective successors in interest.

          j) This instrument contains all of the agreements and conditions made between the parties hereto, and may not be modified orally or in any other manner than by agreement in writing, signed by all of the parties hereto or their respective successors in interest.

          k) It is understood and agreed that the remedies herein given to Lessor shall be cumulative, and the exercise of any one remedy by Lessor shall not be to the exclusion of any other remedy.

          l) The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall jointly and severally be liable hereunder.

          m) This Lease has been negotiated by the parties hereto and the language hereof shall not be construed for or against either party.

          n) All exhibits to which reference is made are deemed incorporated into his Lease, whether or not actually attached.

     35.  Option to Extend Term.  (See Addendum).
          ---------------------

     36.  See Addendum.

     37.  See Addendum.

     38.  Pro Rations:  Taxes, assessments, operating costs, outside area
          -----------
charges, or other charges that are reimbursed to the Lessor by the Lessee and which are not separately allocated to the Premises shall be pro-rated. A "cost per square foot" shall be obtained by dividing the costs by 33,000. Upon such time as Lessee leases the entire Premises, Lessee shall pay all of such costs without pro ration.

     IN WITNESS HEREOF, Lessor and Lessee have executed this Lease on the date first above-written.

     LESSOR:   VASONA BUSINESS PARK, A California Partnership
               By: /s/ William Cooper
               By: /s/ Howard White
               By: /s/ Hudson Staffield

     LESSEE:   IDENTIX INCORPORATED
               By: /s/ James P. Scullion
               By: President and COO
               By: December 8, 2000


                               ADDENDUM TO LEASE

This Addendum to Lease modifies that certain Lease dated as of December 8, 2000 by and between Vasona Business Park ("Lessor") and Identix Incorporated ("Lessee").

     1.   The following provisions shall be added to Paragraph 4.

               Lessee may, from time to time, maintain the security deposit required by this Paragraph 4 in the form of a letter of credit. The letter of credit shall meet the following requirements:

                    (i) It shall be issued by a bank acceptable to Lessor with an office in the San Francisco Bay Area at which the letter of credit may be presented for payment;

                    (ii) The terms and conditions of the letter of credit shall be approved by Lessor and in any event shall provide (a) for automatic renewal annually for a period extending through six months beyond the term of this Lease, (b) for draws on the letter of credit upon presentation of the letter of credit and a letter signed by an authorized agent of Lessor stating that Lessor is entitled to draw the letter of credit under the terms and conditions of the Lease.

               Lessor may draw all or a portion of the amount of the letter of credit upon any default by Lessee hereunder or upon any circumstances which, upon the giving of notice and/or the passage of time would constitute a default. Upon payment of the letter of credit, Lessor shall hold the proceeds thereof and apply the same as cash Security Deposit.

     2.   Paragraph 6 is amended to read in full as follows:

          6.  HAZARDOUS SUBSTANCE LIABILITY.  Lessor represents
              -----------------------------
          and warrants that to the best of its knowledge, the Premises are presently free of toxic waste, underground storage tanks and other Hazardous

          Substances in amounts exceeding legally established maximum thresholds. Additionally, Lessor represents that it has received no written notice of any violation or claimed violation with respect to the presence of toxic or Hazardous Substances on, in or under the Premises or of any pending or contemplated investigation or other action relating thereto.

               (a) Definition of Hazardous Substances. For the purpose of this Lease, "Hazardous Substances" shall be defined, collectively, as oil, flammable explosives, asbestos, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances", "hazardous wastes," "hazardous materials" or "toxic substances" under applicable environmental laws, ordinances or regulations.

               (b) Lessee Indemnity. Lessee releases Lessor from any liability for, waives all claims against Lessor and shall indemnify, defend and hold harmless Lessor, its employees, partners, agents, subsidiaries and affiliate organizations against any and all claims, suits, loss, costs (including costs of investigation, cleanup, monitoring, restoration and reasonable attorney fees), damage or liability, whether foreseeable or unforeseeable, by reason of property damage (including diminution in the value of the property of Lessor), personal injury or death directly arising from or related to Hazardous Substances released, manufactured, discharged, disposed, used or stored on, in, or under the Premises during the initial Term and any extensions of this Lease by Lessee (or during any period Lessee is the only lessee of the Premises, by any other person, firm or entity other than Lessor) or its employees, agents, sublessees, assignees or contractors. The provisions of this Lease Indemnity regarding Hazardous Substances shall survive the termination or expiration of the Lease.

               (c) Lessor Indemnity. Lessor releases Lessee from any liability for, waives all claims against Lessee and shall indemnify, defend and hold harmless Lessee, its officers, employees, and agents to the extent of Lessor's interest in the Premises, against any and all actions by any governmental agency or neighboring property owner for clean up of Hazardous Substances on or under the Property, including costs of legal proceedings, investigation, clean up, monitoring, and restoration, including reasonable attorney's fees, if, and to the extent, arising from the presence of Hazardous Substances on, in or under the Premises as of the date hereof or migrating through the air or ground water to the Premises, except to the extent caused by the release, disposal, use or storage of Hazardous Substances in, on or about the Premises by Lessee, its employees, agents, sublessees, assignees, directors, subsidiaries and affiliates, or contractors. The provisions of this Lessor Indemnity regarding Hazardous Substances shall survive the termination or expiration of the Lease.

          Lessee agrees, that except for very immaterial amounts of toxic materials incidental to its office use (e.g. copier toner), Lessee will not use Hazardous Substances in material amounts within or about the Premises and shall comply with any applicable laws to the extent that it does.

          3.  OPTION TO RENEW.  Upon condition that (I) no event of default is
              ---------------
          continuing under this Lease at the time of exercising or at the commencement of the option term, and (ii) Lessee continues to physically

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

          occupy at least fifty percent (50%) of the Premises, then Lessee shall have the right to extend the Term for one (1) period of five (5) years ("Extension Term(s)") following the initial Term, by giving written notice ("Exercise Notice") to Lessor at least six (6) months prior to the expiration of the Term.

          36.  RENT DURING EXTENSION TERM.  The rent payable pursuant to
               --------------------------
          Paragraph 3 of the Lease during the five (5) year Extension Term shall be greater of the Rent paid during the last month of the immediately preceding Term or the Fair Market Rental Value for the Premises as of the commencement of the option term, as determined below:

               (a) Within thirty (30) days after receipt of Lessee's Exercise Notice, Lessor shall notify Lessee of Lessor's estimate of the Fair Market Rental Value for the Premises, as determined below, for determining Rent during the ensuing Extension Term; provided, however, if Lessee's Exercise Notice is given more than six (6) months before the Expiration Date, Lessor's estimate of Fair Market Value may, but need not be given more than six (6) months before the Expiration Date. Within fifteen (15) days after receipt of such notice from Lessor, Lessee shall notify Lessor in writing that it (I) agrees with such rental rate or (ii) disagrees with such rental rate. No response shall constitute agreement. In the event that Lessee disagrees with Lessor's estimate of Fair Market Rental Value for the Premises, then the parties shall meet and endeavor to agree within fifteen (15) days after Lessor receives Lessee's notice described in the immediately preceding sentence. If the parties cannot agree upon the Fair Market Rental Value within said fifteen (15) day period, then the parties shall submit the matter to binding appraisal in accordance with the following procedure except that in any event neither party shall be obligated to start such procedure sooner than six (6) months before the expiration of the Lease Term. Within fifteen (15) days of the conclusion of the period during which the two parties fail to agree (but no sooner than six (6) months before the expiration of the Lease
          Term), the parties shall either (I) jointly appoint an appraiser for this purpose or (ii) failing this joint action, each separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless such person has at least five (5) years experience in appraising major commercial property in the County in which the Premises is located and is a member of a recognized society of real estate appraisers. If within thirty (30) days after appointment, the two appraisers reach agreement on the Fair Market Rental Value for the Premises, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the Fair Market Rental Value for the Premises within thirty (30) days after their appointment, then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications within five (5) days. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers agree on the Fair Market Rental Value of the Premises, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers cannot reach agreement on the Fair Market Rental Value for the Premises, then the three appraisers shall each simultaneously submit their independent appraisal to the parties, the appraisal farthest from the median of the three appraisers shall be disregarded, and the mean average of the remaining two appraisals shall be deemed to be the Fair Market Rental Value for the Premises and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties

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

          and if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association or, on its failure, refusal or inability to act, may apply for such appointment to the presiding judge of the Superior Court of the county in which the Premises is located.

               (b) Whenever used throughout this Paragraph (Rent during Extension Term) the term "Fair Market Rental Value" shall mean the fair market rental value of the Premises, using as a guide the rate of monthly base rent which would be charged during the Extension Term (including periodic increases during the Extension Term, if any) in the area for comparable space in comparable condition, of comparable quality, as of the time that the Extension Term commences, with appropriate adjustments regarding taxes, insurance and operating expenses as necessary to insure comparability to this Lease, as the case may be, and also taking into consideration amount and type of parking, location, leasehold improvements, proposed term of lease, amount of space leased, extent of service provided or to be provided, and any other relevant terms or conditions (including consideration of whether or not the monthly base rent is fixed).

               (c) In the event of a failure, refusal or inability of any appraiser to act, his successor shall be appointed by the party who originally appointed him, but in the case of the third appraiser, his successor shall be appointed in the same manner as provided for appointment of the third appraiser.

               (d) The appraiser shall render their appraisals in writing with counterpart copies to Lessor and Lessee. The appraisers shall have no power to modify the provisions of this Lease.


               (e) To the extent that binding appraisal has not been completed prior to the expiration of any preceding period for which Rent has been determined, Lessee shall pay Rent at the rate estimated by Lessor, with an adjustment to be made once Fair Market Rental Value is ultimately determined by binding appraisal. In no event shall any such adjustment result in a decrease of the Rent for the Premises below the amount payable by Lessee as of the period immediately preceding the ensuing Extension Term.

               (f) From and after the commencement of the Extension Term, all of the other terms, covenants and conditions of the Lease shall also apply; provided, however, that Lessee shall have no further rights to extend the Term.


          37.  SIGNAGE.  Lessee shall be allowed to use a proportional share
               -------
          (based on square footage) of signage associated with the Premises (including monument signage and building signage). In the event that Lessee leases and occupies more than fifty percent (50%) of the rentable square footage of the Premises and if the laws and regulations applicable to signage permit only one building sign, Lessee shall be entitled to that building sign.

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